UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 27, 2023
Date of Report
(Date of earliest event reported)
AGCO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-12930	58-1960019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4205 River Green Parkway
Duluth, Georgia 30096
(Address of principal executive offices, including Zip Code)
770 813-9200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of Class	Trading Symbol	Name of exchange on which registered
Common stock	AGCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s Annual Meeting of Stockholders was held on April 27, 2023. The following matters were voted upon and the results of the voting were as follows:

(1)    To elect ten directors to the Board of Directors for terms expiring at the Annual Meeting in 2024. The nominees, Messrs. Arnold, De Lange, Hansotia, Minnich, Pörksen, Sagehorn and Tsien and Mses. Barbour, Clark and Srinivasan were elected to the Company’s Board of Directors. The results follow:

Nominee	For	Against	Abstain
Michael C. Arnold	62,143,744	1,298,661	39,353
Sondra L. Barbour	61,842,312	1,602,652	36,794
Suzanne P. Clark	62,162,017	1,282,558	37,183
Bob De Lange	62,495,638	946,332	39,788
Eric P. Hansotia	60,360,301	2,892,461	228,996
George E. Minnich	60,866,022	2,575,283	40,453
Niels Pörksen	59,936,163	3,505,848	39,747
David Sagehorn	62,423,426	1,019,066	39,266
Mallika Srinivasan	63,221,182	199,773	60,803
Matthew Tsien	62,417,823	1,024,439	39,496
In addition to the votes reported above, there were 2,507,427 broker non-votes for this proposal.

(2)    To consider a non-binding advisory vote relating to the frequency (every one, two or three years) of the non-binding stockholder vote on the compensation of the Company's named executive officers. The results follow:

1 Year	2 Years	3 Years	Abstain
61,101,567	17,205	2,316,891	46,096

In addition to the votes reported above, there were 2,507,427 broker non-votes for this proposal.

(3)    To consider a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The results follow:

For	Against	Abstain
57,284,507	5,528,579	668,672

In addition to the votes reported above, there were 2,507,427 broker non-votes for this proposal.

(4)    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2023. The results follow:

For	Against	Abstain
62,174,886	3,764,011	50,288

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGCO Corporation

By:	/s/ Damon Audia
Damon Audia Senior Vice President and Chief Financial Officer
Dated: April 27, 2023